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                                                                   EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT



        REGISTRATION RIGHTS AGREEMENT dated as of April 26, 1999, by and between The Kushner-Locke Company, a California Corporation (the "Company") and The Harvey Entertainment Company, a California corporation (the "Shareholder").

                               W I T N E S S E T H

        WHEREAS, pursuant to the Stock Purchase Agreement dated as of April 7, 1999, by and among the Shareholder, the Company, Roger A. Burlage, Michael R. Burns and Ken Slutsky (the "Purchase Agreement"), the Shareholder will acquire an aggregate of 468,883 shares of the Company's common stock, no par value ("Common Stock");

        WHEREAS, the Purchase Agreement provides that the Shareholder will have certain demand and piggyback registration rights and it is a condition to the consummation of the acquisition of the Common Stock that the Shareholder and the Company enter into this Registration Rights Agreement;

        NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        1.1 Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Purchase Agreement.

        "Closing" shall mean the consummation of the Purchase Agreement and the transactions contemplated thereby.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as the same may be amended from time to time.

        "Holders" shall mean the Shareholder and any other holders of record of the Shareholder Common Stock.

        "Person" shall mean any individual, partnership, joint venture, corporation, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or any department or agency thereof or other entity of any nature whatsoever.


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                                TABLE OF CONTENTS

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
ARTICLE I      DEFINITIONS.................................................................1
     1.1  Defined Terms....................................................................1

ARTICLE II     TRANSFERS OF SHARES.........................................................2
     2.1  Shareholder Common Stock Unregistered............................................2
     2.2  Rule 144 Reporting...............................................................3

ARTICLE III    REGISTRATION RIGHTS.........................................................3
     3.1  Automatic Registration; Demand Registration......................................3
     3.2  Right to Include Securities......................................................4
     3.3  Priority in Incidental Registration..............................................5
     3.4  Registration Procedures..........................................................5
     3.5  Incidental Underwritten Offerings................................................8
     3.6  Preparation; Reasonable Investigation............................................8
     3.7  Limitations, Conditions and Qualifications to Obligations under
               Registration Covenants......................................................8
     3.8  Expenses.........................................................................9
     3.9  Indemnification.................................................................10
     3.10 Participation in Underwritten Registrations.....................................12

ARTICLE IV     MISCELLANEOUS..............................................................12
     4.1  Recapitalizations, Exchanges, Etc. Affecting Shareholder Common Stock...........12
     4.2  Binding Effect..................................................................12
     4.3  Amendment; Waiver...............................................................12
     4.4  Notices.........................................................................13
     4.5  Governing Law...................................................................13
     4.6  Counterparts....................................................................13
     4.7  Invalidity......................................................................13
     4.8  Cumulative Remedies.............................................................13


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        "SEC" shall mean the Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder as the same may be amended from time to time.

        "Shareholder Common Stock" shall mean the 468,883 shares of Common
Stock issuable to the Shareholder under the terms and conditions of the Purchase Agreement.

                                   ARTICLE II
                               TRANSFERS OF SHARES

        2.1 Shareholder Common Stock Unregistered. The Shareholder acknowledges and represents that he has been advised by the Company that:

               (a) the acquisition of the Shareholder Common Stock has not been registered under the Securities Act;

               (b) the Shareholder Common Stock must be held, and the Shareholder must continue to bear (and is able to bear) the economic risk of the investment in the Shareholder Common Stock, subject to the terms and conditions of the Purchase Agreement, including without limitation Section 6.7 thereof until (i) the Shareholder Common Stock is registered pursuant to an effective registration statement under the Securities Act and all applicable state securities laws or (ii) an exemption from such registration is available;

               (c) when and if shares of the Shareholder Common Stock may be disposed of without registration under the Securities Act in reliance on Rule 144 thereunder ("Rule 144"), such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule;

               (d) if the Rule 144 exemption is not available, public offer or sale of Shareholder Common Stock without registration will require compliance with some other exemption under the Securities Act;

               (e) a restrictive legend in the form set forth in Section 3.1(c) of the Purchase Agreement shall be placed on the certificates representing the Shareholder Common Stock; and

               (f) a notation shall be made in the appropriate records of the Company indicating that the Shareholder Common Stock is subject to restrictions on transfer, and appropriate stop-transfer instructions will be issued to the Company's transfer agent with respect to the Common Stock.

        2.2 Rule 144 Reporting. The Company agrees that to the extent reasonably necessary to permit the Shareholder to sell shares of the Shareholder Common Stock in accordance with and in


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reliance on Rule 144, and for so long as such shares are owned by the
Shareholder and such shares are not registered for resale under the Securities Act, the Company will use its reasonable best efforts to:

               (a) Make and keep public information available within the meaning of Rule 144 at all times from and after the Closing Date;

               (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) So long as the Shareholder owns any Shareholder Common Stock issued to such Shareholder pursuant to the Purchase Agreement, inform the Shareholder upon request as to compliance by the Company with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and provide a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed with the SEC and available to the public as may reasonably be requested in availing the Shareholder of any rule or regulation of the SEC allowing a sale of any such securities without registration.

Anything to the contrary contained in this Section 2.2 notwithstanding, the Company may deregister any of its securities under the Exchange Act if it is then permitted to do so pursuant to the Exchange Act, in which case the provisions of this Section 2.2 insofar as they relate to obligations to make filings under the Exchange Act that would no longer be required as a result of such delisting shall be of no further force or effect. Nothing in this Section shall be deemed to limit in any manner the restriction on sales of Shareholder Common Stock contained in this Agreement.

                                   ARTICLE III
                               REGISTRATION RIGHTS

        3.1    Automatic Registration; Demand Registration.

               (a) Not later than 60 days after the Closing Date, the Company shall file a registration statement on Form S-3 (or, if not available, any other applicable form) registering the resale of the Shareholder Common Stock (the "Automatic Registration Statement").

               (b) If at any subsequent time the Automatic Registration Statement has been suspended and the Company receives a written request from the Holders of at least 25% of the Shareholder Common Stock (excluding shares previously publicly sold) the Company will file a registration statement on Form S-3 or any successor form (or, if not available, any other applicable form) with the SEC within 45 days after the initiating Holder or Holders request and use its best efforts to effect the registration for resale of the Shareholder Common Stock (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit the sale and distribution by


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the Holders of such shares of Shareholder Common Stock under applicable law;
provided, however that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 3.1:

                    (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) If, at such time as a request for registration pursuant to this Section 3.1 is pending, the Company has already effected two such registrations of the Shareholder Common Stock for resale pursuant to this
Section 3.1, and each such registration has been declared or ordered effective;
or

                    (iii) Other than in the case of the Automatic Registration Statement, during the period starting with the date 60 days prior to the filing of, and ending on a date three months following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Shareholder Common Stock).

        3.2 Right to Include Securities. If at any time within one year after the Closing Date, or within two years thereafter if the Shareholder is deemed to be an affiliate of the Company within the meaning of Rule 144, all of the shares of Shareholder Common Stock are not then registered for resale under the Securities Act, and the Company proposes to register any shares of its Common Stock under the Securities Act on Forms S-1, S-2 or S-3 or any successor or similar forms (except for registrations on such forms solely for registration of Common Stock in connection with any warrant, option, employee benefit or dividend reinvestment plan), whether or not for sale for its own account, it will each such time as soon as practicable give written notice of its intention to do so to the Holders. In such event, upon the written request (which request shall specify the total number of shares of Shareholder Common Stock intended to be disposed of by the Holder) of any Holder made within 15 days after the receipt of any such notice (10 days if the Company gives telephonic notice with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company will use all reasonable efforts to effect the registration under the Securities Act in the manner initially proposed by the Company of all Shareholder Common Stock held by any Holder which the Company has been so requested to register for sale. If the Company thereafter determines for any reason in its sole discretion not to register or to delay registration of the Common Stock, the Company may, at its election, give written notice of such determination to the Holders and (i) in the case of a determination not to register, shall be relieved of the obligation to register any Shareholder Common Stock in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shareholder Common Stock of the Holders for the same period as the delay in registration of such other securities.


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         3.3   Priority in Incidental Registration. In a registration pursuant to Section 3.2 hereof, if the managing underwriter of any underwritten offering to which Section 3.2 pertains shall inform the Company by letter of its belief that the number of shares of Shareholder Common Stock to be included in such registration would adversely affect its ability to effect such offering, then the Company will be required to include in such registration only that number of shares of Shareholder Common Stock which it is so advised can be included in such offering without so adversely affecting it. With respect to a registration that is the subject of Section 3.2 hereof, shares of Common Stock proposed by the Company to be registered for issuance by the Company or for sale by third parties exercising "demand" registration rights shall have the first priority and all other shares of Common Stock to be registered, including any and all shares of Shareholder Common Stock owned by the Holders shall be given second priority without preference among the relevant Holders. If less than all of the shares of Shareholder Common Stock duly requested to be included in such registration are to be registered therein, such shares of Shareholder Common Stock shall be included in the registration pro rata based on the total number of such shares sought to be registered other than for issuance by the Company or for sale by third parties exercising "demand" registration rights in accordance with the preceding sentence.

        3.4 Registration Procedures. In connection with the Company's obligations to register the Shareholder Common Stock for resale pursuant to this
Article III, the Company will use its reasonable best efforts to effect such registration in accordance herewith and the Company will promptly:

               (a) prepare and file with the SEC as soon as practicable after request for registration hereunder the requisite registration statement to effect such registration and use its reasonable best efforts to cause such registration statement to become effective and to remain continuously effective until the earlier to occur of (x) 180 days following the date on which such registration statement is declared effective (the "Effective Date") or (y) the termination of the offering being made thereunder; provided that the Automatic Registration Statement shall remain continuously in effect and not subject to such limitations until (A) if the Shareholder is not deemed to be an affiliate of the Company within the meaning of Rule 144, one year from the date of the Closing or (B) if the Shareholder is deemed to be an affiliate of the Company within the meaning of Rule 144, two years from the date of the Closing;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective as set forth above and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Shareholder Common Stock covered by such registration statement until such Shareholder Common Stock has been sold or such lesser period of time as the Company, any seller of such Shareholder Common Stock or any underwriter is required under the Securities Act to deliver a prospectus in accordance with the intended methods of disposition by the sellers of such Shareholder Common Stock set forth in such registration statement or supplement to such prospectus;


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               (c)  furnish to the managing underwriter, if any, and to the
Shareholder at least one executed original of the registration statement and to each applicable Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act as may reasonably be requested by such Holder;

               (d) use its reasonable best efforts (i) to register or qualify, to the extent necessary, all shares of Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions where an exemption is not available as the applicable Holders shall reasonably request,
(ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable the applicable Holders to consummate the disposition in such jurisdictions of such Common Stock, provided that the Company will not be required to qualify generally to do business or as a dealer in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or take any action which would subject it to general service of process in any such jurisdiction;

               (e) notify the applicable Holders and the managing underwriter, if any, promptly, and confirm such advice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registered securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

               (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the registered securities for sale in any jurisdiction, at the earliest possible moment;

               (g)  upon the occurrence of any event contemplated by clause
(e)(v) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such


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prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (h) use its reasonable best efforts to furnish to the applicable Holders a signed counterpart, addressed to the applicable Holders and the underwriters, if any, of an opinion of counsel for the Company as to the effectiveness of the registration statement registering the resale of the Shareholder Common Stock under the Securities Act;

               (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with a registration pursuant hereto;

               (j) cooperate with the applicable Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Shareholder Common Stock to be sold; and enable such shares of Shareholder Common Stock to be in such denominations and registered in such names as the applicable Holders or the managing underwriters, if any, may request at least two business days prior to any sale of shares of Shareholder Common Stock to the underwriters;

               (k) cause all shares of Common Stock covered by the registration statement to be listed on each securities exchange, if any, or Nasdaq, on which securities of such class, series and form issued by the Company, if any, are then listed or traded if requested by the managing underwriters, if any, or the Holders of a majority of the shares of Common Stock covered by the registration statement and entitled hereunder to be so listed; and

               (l) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter that is required to be retained in accordance with the rules and regulations of the NASD).

        The Company may require the Holders to furnish to the Company such information and documents regarding the Holders and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.

        Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4(e)(ii), (iii),
(iv), (v) or (vi) hereof, it will forthwith discontinue disposition pursuant to such registration statement of any shares of Common Stock covered by such registration statement or prospectus until its receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed (and the period of such discontinuance shall be excluded from the calculation of the period specified in clause (x) of
Section 3.4(a)) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such securities in effect at the time of receipt of such notice. The Holders agree


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to furnish the Company a signed counterpart, addressed to the Company and the underwriters, if any, of an opinion of counsel covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of selling stockholder's counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Company or the underwriters may reasonably request.

        3.5 Incidental Underwritten Offerings. If the Company at any time proposes to register any shares of its common stock under the Securities Act as contemplated by Section 3.2 and such shares are to be distributed by or through one or more underwriters, the Company and, if the managing underwriter shall elect in writing to include the shares of the Shareholder Common Stock sought to be included in such registration, the Holders who hold Shareholder Common Stock to be distributed by such underwriters in accordance with Section 3.2 shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of them and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of the Holders to and for the benefit of such underwriters shall also be made to and for the benefit of the Company.

        3.6 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders, the underwriters, if any, and their respective counsel and accountants the opportunity (but such Persons shall not have the obligation except as set forth herein) to participate (in the case of a registration pursuant to Section 3.2 hereof such participation shall be at their expense), in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and, to the extent practicable, each amendment thereof or supplement thereto, and will give each of them such access to its books and records (to the extent customarily given to the underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders, and the underwriters' respective outside counsel to conduct a reasonable investigation within the meaning of the Securities Act.

        3.7 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The obligations of the Company to use its reasonable efforts to cause the Shareholder Common Stock to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications (except in the case of the Automatic Registration Statement):

               (a) The Company shall be entitled to postpone for a reasonable period of time the filing or effectiveness of, or suspend the rights of the Holders to make sales pursuant to, any


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registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder (but the duration of such postponement or suspension may not exceed the earlier to occur of (w) 30 days after the cessation of the circumstances described in clauses (i) and (ii) below or (x) 120 days after the date of the determination of the Board of Directors referred to below, and the duration of such postponement or suspension shall be excluded from the calculation of the period specified in clause (x) of Section 3.4(a)) if the Board of Directors of the Company determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time would be adverse to the Company's interests or (ii) the Company has filed a registration statement with the SEC, such registration statement has not yet been declared effective, the Company is using its reasonable best efforts to have such registration statement declared effective, and the underwriters with respect to such registration advise that such registration would be adversely affected. If the Company shall so delay the filing of a registration statement, it shall, as promptly as practicable, notify the applicable Holders of such determination, and such applicable Holders shall have the right (y) in the case of a postponement of the filing or effectiveness of a registration statement to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of the Company's notice or (z) in the case of a suspension of the right to make sales, to receive an extension of the registration period equal to the number of days of the suspension.

               (b) The Company's obligations shall be subject to the obligations of each Holder, which each Holder hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and state securities regulators and to obtain any acceleration of the effective date of such registration statement or maintain the effectiveness of currency thereof.

               (c) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant hereto unless such audit is requested by the underwriters with respect to such registration.

               (d) If requested by the Company, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Shareholder Common Stock (other than in accordance with Sections 3.1 or 3.2) within 30 days before or 60 days after the effective date of a registration statement filed pursuant to Sections 3.1 or 3.2.

        3.8 Expenses. The Company will pay its own actual expenses (including legal fees) incurred in connection with each demand and incidental registration of Shareholder Common Stock pursuant to Sections 3.1 and 3.2 of this Agreement, including, without limitation, any and all filing fees payable to the SEC, fees with respect to filings required to be made with stock exchanges, Nasdaq and the NASD, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel and accountants of the Company, including costs associated with comfort letters, and fees and expenses of other Persons retained by the


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Company, and, in the case of a demand registration pursuant to Section 3.1 of this Agreement, all reasonable costs, expenses and fees of one legal counsel for the Holders (which legal counsel shall be chosen by the majority-in-interest of the Holders in their discretion), but each Holder shall pay its own underwriters' expenses (such as but not limited to discounts, commissions and fees of underwriters and expenses included therein of selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the securities being registered) and legal expenses (except as set forth above). The Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of securities law liability insurance and rating agency fees, if any and the legal expenses of the Shareholder's counsel in connection with the Automatic Registration Statement.

        3.9    Indemnification.

               (a) Indemnification by the Company. In connection with any registration pursuant hereto in which Shareholder Common Stock are to be disposed of, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder and, when applicable, its officers, directors, agents and employees and each Person who controls (or is controlled by or under common control with) each Holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any loss, claim, damage, liability or expense resulting from the failure to keep a prospectus current as required hereunder, except insofar as the same (i) are caused by or contained in any information furnished in writing to the Company by or on behalf of such Holder expressly for use therein or (ii) are caused by such Holder's failure to deliver a copy of the current required prospectus after the Company has furnished such Holder with a sufficient number of copies of such prospectus as requested hereunder or (iii) arise in respect of any offers to sell or sales made during any period when such Holder is required to discontinue sales under Section 3.4(e). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals (if any) participating in the distribution of the Shareholder Common Stock, their officers and directors and each person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent (and subject to the same exceptions) as provided above with respect to the indemnification of the Holders and shall enter into an indemnification agreement with such Persons containing such terms, if requested.

               (b) Indemnification by the Holders. In connection with each registration statement effected pursuant hereto in which Shareholder Common Stock is to be disposed of, each Holder whose shares of Shareholder Common Stock are included in such registration statement shall indemnify and hold harmless, to the fullest extent permitted by law, the Company and its directors, officers, agents and employees and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) and the managing underwriter, if any, and its directors,


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officers, agents and employees and each person who controls such underwriter
(within the meaning of the Securities Act and the Exchange Act), in each case against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Company expressly for inclusion in such registration statement or prospectus. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received or to be received by such Holder upon the sale of the securities giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such Person or (iii) such assumption would constitute an actual conflict of interest (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release in form and substance reasonably satisfactory to such indemnified party from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest as to the subject matter exists between such indemnified party and another indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such indemnified party.

               (d) Contribution. If for any reason the indemnification provided for herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claims damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant


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

equitable considerations, provided that in no event shall the liability of any Holder for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received or to be received by such Holder upon the sale of securities giving rise to such indemnification and contribution obligation.

        3.10 Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell its Shareholder Common Stock on the basis provided in and in compliance with any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act, and (b) completes and executes all questionnaires, appropriate and limited powers-of-attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that all such documents shall be consistent with the provisions hereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 Recapitalizations, Exchanges, Etc. Affecting Shareholder Common Stock. The provisions of this Agreement shall apply, to the fullest extent set forth herein with respect to Shareholder Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shareholder Common Stock, by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination recapitalization, reclassification, merger, consolidation or otherwise; provided, however, that such provisions shall apply only to any class or classes of stock which have the right, without limitation as to amount, either to all or a share of the balance of current dividends and liquidating dividends after payment of dividends and distributions on any shares entitled to preference so issued or issuable upon the conversion, exchange or exercise, as the case may be, of securities of the Company so issued.

        4.2 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

        4.3 Amendment; Waiver. This Agreement may be amended only by a written instrument signed by the parties hereto. No waiver by either party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

        4.4 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a


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

domestic address by recognized overnight delivery service (e.g., Federal Express) and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

                  (a)      if to the Company, addressed to:

                           The Kushner-Locke Company
                           11601 Wilshire Boulevard, 21st Floor
                           Los Angeles, California 90025
                           Fax: (310) 481-2093
                           Attn: Secretary

                  (b) If to any Holder, to such address as may appear on the records of the Company.

        4.5 Governing Law. This Agreement shall be governed by and construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California without regard to choice of law principles hereof.

        4.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        4.7 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

        4.8 Cumulative Remedies. All rights and remedies of the party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   THE KUSHNER-LOCKE COMPANY


                                   By: /s/ DONALD KUSHNER
                                      ----------------------------------------
                                      Name:  Donald Kushner
                                      Title: Co-Chief Executive Officer


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

                                   SHAREHOLDER:

                                   THE HARVEY ENTERTAINMENT
                                   COMPANY


                                   By: /s/ ANTHONY J. SCOTTI
                                      ----------------------------------------
                                      Name:  Anthony J. Scotti
                                      Title: Interim President &
                                             Chief Executive Officer






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